                         SECOND AMENDMENT AND SUPPLEMENT
                               TO RIGHTS AGREEMENT

      This Second Amendment and Supplement to Rights Agreement dated as of June 6, 2003 (the "Second Supplement") is made and entered into by and between Gevity HR, Inc., a Florida corporation (the "Company"), and American Stock Transfer & Trust Company, a New York corporation (the "Rights Agent").

                                    RECITALS

      WHEREAS, the Company and the Rights Agent have entered into the Rights Agreement dated as of April 23, 2002 between the Company and the Rights Agent (the "Original Rights Agreement") as amended by the First Amendment and Supplement to Rights Agreement dated as of March 5, 2003 (the "First Amendment") (the Original Rights Agreement, as amended by the First Amendment, is referred to as the "Rights Agreement"), and Section 26 of the Rights Agreement authorizes the Company to supplement and amend any provision of the Rights Agreement without the approval of any holders of certificates representing Common Shares (as defined in the Rights Agreement); and

      WHEREAS, pursuant to the First Amendment, the Company exempted from the application of the Rights Agreement (i) the purchase of the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock") upon initial issuance thereof by the Company, (ii) the conversion of shares of Series A Preferred Stock into Common Shares (as defined in the Rights Agreement) in accordance with the terms thereof, and (iii) any increases in the number of Common Shares into which the Series A Preferred Stock is convertible from time to time as a result of provisions contained in the Certificate of Designation (as defined in the Rights Agreement) including provisions designed to protect against dilution which would result in a reduction in the conversion price applicable to the Series A Preferred Stock as a result of issuances of Common Shares by the Company at a per share price which is less than the conversion price then in effect for the Series A Preferred Stock, and as a result of stock splits, stock dividends, reorganizations, mergers, and consolidations; and

      WHEREAS, pursuant to Section 6 of the Certificate of Designation, in the event the Company grants, issues or sells any Purchase Rights, as defined in the Certificate of Designation, pro rata to the record holders of any class of Common Shares, then each holder of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of Common Shares issuable upon conversion of such holder's Series A Preferred Stock immediately before the date as of which the record holders of Common Shares are to be determined for the grant, issue or sale of such Purchase Rights; and

      WHEREAS, the Company has determined to exempt from the application of the Rights Agreement the grant, issue or sale of such Purchase Rights to the holders of Series A Preferred Stock in accordance with the terms of the Certificate of Designation and the exercise of such

Purchase Rights and receipt of Common Shares or other securities as a result of such exercise from the application of the Rights Agreement; and

      WHEREAS, Section 6 of the Certificate of Designation also provides that if the Distribution Date (as defined in the Rights Agreement) occurs, the Company will issue to each holder of Series A Preferred Stock a number of rights equal to the number of Rights (as defined in the Rights Agreement) such holder would have held if such holder had held the number of Common Shares issuable upon conversion of such holder's Series A Preferred Stock immediately prior to the Distribution Date and that such rights will be identical to the Rights; and

      WHEREAS, the Company has determined to amend the Rights Agreement to exempt from the application of the Rights Agreement the grant, issue or sale of the Purchase Rights, the exercise of the Purchase rights and receipt of Common Shares or other securities as a result thereof as provided above and to provide for the issuance of rights identical to the Rights to the holders of Series A Preferred Stock outstanding on a Distribution Date as provided herein; and

      WHEREAS, Section 4 of the Certificate of Designation authorizes the holders of the Series A Preferred Stock to elect two directors to serve as members of the Board of Directors of the Company (so long as Frontenac is the Majority Holder, but in no event at any time that Frontenac is not the Majority Holder) (each, a "Series A Director" and collectively, the "Series A Directors"), and the Series A Directors will receive stock options granted by the Company to Directors ("Director Options") generally on the same basis as all other Directors; and

      WHEREAS, the Company has determined to amend the Rights Agreement to exempt from the application of the Rights Agreement the acquisition and exercise of Director Options by any Series A Director (i) if such Series A Director is an Affiliate or Associate of an Initial Purchaser or a Qualified Transferee, or
(ii) if an Initial Purchaser or Qualified Transferee would be deemed to beneficially own such securities under the terms of the Rights Agreement; and

      WHEREAS, the Company has also determined to amend the Rights Agreement to exempt from the application of the Rights Agreement certain acquisitions of shares of the Series A Preferred Stock in the same manner that the Initial Purchase as defined in the Rights Agreement) of shares of the Series A Preferred Stock from the Company by the Initial Purchasers (as defined in the Rights Agreement) are exempt from the application of the Rights Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows:

      Section 1. Definitions. For purposes of this Second Supplement, capitalized terms not otherwise defined shall have the meanings set forth in the Rights Agreement and the following term shall have the following meaning:

            "Purchase Agreement" shall mean the Preferred Stock Purchase Agreement dated as of April 24, 2003, as amended by the First Amendment to Purchase Agreement dated as of June 3, 2003, between the Company and the Initial Purchasers.

            "Purchase Rights" shall have the meaning set forth in the Certificate of Designation.

            "Qualified Transferee" shall mean a Person that acquires shares of Series A Preferred Stock from one or more Initial Purchasers or Qualified Transferees, but only if (i) the transfer of such shares by the Initial Purchaser or Qualified Transferee, as the case may be, and the acquisition of such shares by such Person is in compliance with the Purchase Agreement, including, without limitation, Section 5 thereof, and (ii) on the date of the acquisition of such shares by such Person, such Person, together with all Affiliates and Associates of such Person, is not the record or beneficial owner of, and is not deemed to be the "Beneficial Owner" of or to "beneficially" own under the terms of the Rights Agreement, any other shares of the Series A Preferred Stock or any Common Shares.

      Section 2. Exemption of Transactions.

            (a) A holder of Series A Preferred Stock shall not be deemed to be an "Acquiring Person" under the Rights Agreement solely by reason of the acquisition of Purchase Rights from the Company under the terms of the Certificate of Designation even if such acquisition results in such holder, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 15% or more of the Common Shares.

            (b) The grant, issuance or sale of Purchase Rights by the Company to a holder of Series A Preferred Stock under the terms of the Certificate of Designation and the acquisition thereof by such holder shall not be deemed to be a Triggering Event under the terms of the Rights Agreement even if such acquisition results in any such holder, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 20% of more of the Common Shares.

            (c) The exercise of any Purchase Rights acquired from the Company under the terms of the Certificate of Designation by any holder of Series A Preferred Stock and the receipt by such holder of Common Shares or other securities as a result of such exercise shall be exempt from the application of the terms of the Rights Agreement and shall not, in and of itself, cause such holder to be an Acquiring Person (even if such exercise and receipt of Common Shares results in such holder, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 15% or more of the Common Shares), and shall not be deemed to be a Triggering Event (even if such exercise and receipt of Common Shares would result in such holder, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 20% or more of the Common Shares).

            (d) A Qualified Transferee shall not be deemed to be an "Acquiring Person" solely by reason of the acquisition of shares of Series A Preferred Stock from one or more Initial Purchasers or Qualified Transferees even if such acquisition results in such Qualified Transferee, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 15% or more of the Common Shares.

            (e) An acquisition of shares of Series A Preferred Stock by a Qualified Purchaser from one or more Initial Purchasers or Qualified Transferees will not be deemed to be a Triggering Event even if such acquisition results in such Qualified Transferee, together with all Affiliates and Associates of such Person, becoming the Beneficial Owner of 20% or more of the Common Shares.

            (f) In the event a Series A Director receives any Director Options and/or exercises any Director Options and in each case at such time of receipt or exercise (i) such Series A Director is an Affiliate or Associate of an Initial Purchaser or a Qualified Transferee, or (ii) an Initial Purchaser or Qualified Transferee would be deemed to beneficially own such securities under the terms of the Rights Agreement, such acquisition and/or exercise of such Director Options shall not, in and of itself, cause such Series A Director, Initial Purchaser or Qualified Transferee to be an Acquiring Person (even if such acquisition and/or exercise results in such Series A Director, Initial Purchaser or Qualified Transferee becoming the Beneficial Owner of 15% or more of the Common Shares), and shall not, in and of itself, be deemed to be a Triggering Event (even if such acquisition and/or exercise of such Director Options would result in such Series A Director, Initial Purchaser or Qualified Transferee becoming the Beneficial Owner of 20% or more of the Common Shares).

      Section 3. Rights of Holders of Series A Preferred Stock on Distribution Date. If the Distribution Date occurs and there remain outstanding any shares of Series A Preferred Stock, then for purposes of the Rights Agreement, each such share of Series A Preferred Stock shall be treated as and deemed to be the number of Common Shares acquirable upon conversion of such share of Series A Preferred Stock immediately prior to the Distribution Date, and the holder of such share of Series A Preferred Stock shall have all the rights of the holders of Common Shares under the Rights Agreement as if such share of Series A Preferred Stock had been converted into Common Shares immediately prior to the Distribution Date, including, without limitation, the right to receive rights identical to the Rights (including Right Certificates) that such holder would have received if such share of Series A Preferred Stock had been converted into Common Shares immediately prior to the Distribution Date.

      Section 4. Amendment. The Company shall not amend, waive or modify, or agree to any amendment, waiver or modification of, any provision of the Rights Agreement contained in this Second Supplement or the First Amendment without the prior written consent of the Majority Holders.

      Section 5. Binding Effect. The Rights Agreement, as amended and supplemented by this Second Supplement, shall remain in full force and effect.


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
      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplement to be dully executed and the respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                       GEVITY HR, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       Attest:
                                              ----------------------------------

                                       [SEAL]


                                       AMERICAN STOCK TRANSFER & TRUST COMPANY

                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


                                       Attest:
                                              ----------------------------------

                                       [SEAL]





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